THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund® 5

Supplement dated January 12, 2011 to the Prospectus dated May 1, 2010, as supplemented

This supplement outlines a correction to certain information provided in the prospectus supplement dated November 15, 2010.  This supplement is for informational purposes and requires no action on your part.

Expense Tables.  The information in the following table was reported incorrectly in the November 15, 2010 supplement. The following table replaces the same table found in the Expense Table - Optional Rider Charges section of the November 15, 2010 supplement:

The next table describes charges that apply only when i4LIFE® Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE® Advantage charge and the total is deducted from your average daily Account Value. If you have elected to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchased i4LIFE® Advantage with Guaranteed Income Benefit (version 4), there is only one charge for i4LIFE® Advantage with the Guaranteed Income Benefit which is deducted on a quarterly basis from the Account Value in addition to the daily contract mortality and expense risk charge.

i4LIFE® Advantage Payout Phase (On and After the Periodic Income Commencement Date):

i4LIFE® Advantage with the Guaranteed Income Benefit (version 4) (as a daily percentage of average Account Value):

	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Account Value Death Benefit
Annual Charge	1.65%*	1.30%*
Guaranteed Income Benefit Charge	2.00%**	2.00%**
Total i4LIFE® Advantage with Guaranteed Income Benefit Charge	3.65%	3.30%
* *If you have elected one of the bonus credit contract options, add an additional 0.45% to this charge. For contractowners whose contracts are purchased as part of a fee-based financial plan, the charges are 0.95% for Account Value and 1.30% for EGMDB. The bonus options are no longer available for purchase.
**The charge shown is the guaranteed maximum annual percentage charge for the Guaranteed Income Benefit (version 4). The current percentage charge for the single life option will be 0.65% once the rider becomes available.  The current percentage charge for the joint life option will be 0.85% once the rider becomes available.

Charges and Other Deductions – Rider Charges. The charges in the following section were reported incorrectly in the November 15, 2010 supplement. The two paragraphs below replace the same two paragraphs in the i4LIFE® Advantage Guaranteed Income Benefit Charge section of the November 15, 2010 supplement:

i4LIFE® Advantage Guaranteed Income Benefit Charge.  The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE® Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.95% (2.40% for bonus option) [1.80% (2.25% for bonus option) for version 1, 2 and 3] for the i4LIFE® Advantage Account Value death benefit; and 2.30% (2.75% bonus option) [2.15% (2.60% for bonus option) for version 1, 2 and 3] for the i4LIFE® Advantage EGMDB.

On or after November 15, 2010, if you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE® Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% (2.60% for bonus option) for the i4LIFE® Advantage Account Value death benefit; and 2.50% (2.95% for bonus option) for the i4LIFE® Advantage EGMDB.

Please keep this supplement for future reference.